UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 1, 2014

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2014, the executive employment agreements by and between Lexmark International, Inc. (the “Company”) and each of Paul A. Rooke, the Company’s Chairman and Chief Executive Officer, Martin S. Canning, Executive Vice President and President of Imaging Solutions and Services, Scott T.R. Coons, Lexmark Vice President and President and CEO of Perceptive Software and Robert J. Patton, Vice President, General Counsel and Secretary, each expired.  To replace the expiring employment agreements, the Company has agreed to enter into Executive Severance Agreements (the “Severance Agreements”), effective as of November 1, 2014, with each of Messrs. Rooke, Canning, Coons and Patton, subject to their execution by each executive officer.  In addition, the Company has agreed to enter into a Severance Agreement with Gary D. Stromquist, the Company’s Vice President and Interim Chief Financial Officer, subject to his execution of the agreement.

The Severance Agreements provide, that subject to the Company receiving a signed general release and covenant not to sue from the executive officer, in the event the executive officer’s employment is terminated (i) by the Company “Without Cause” (as defined in each executive officer’s Severance Agreement) or (ii) by the executive officer for “Good Reason” (as defined in each executive officer’s Severance Agreement), the Company shall pay to the executive officer the sum of: (A) one times (two times for Mr. Rooke) the executive officer’s annual base salary; (B) an amount equal to the average annual bonus paid to the executive officer over the three-year period immediately prior to the date of the executive officer’s termination; and (C) the annual bonus, if any, with respect to a completed fiscal year to the extent not theretofore paid under the Company’s Senior Executive Incentive Compensation Plan or annual Incentive Compensation Plan, whichever is applicable to the executive officer.  The Severance Agreements include covenants and conditions typically included in such agreements.

The foregoing description of the Severance Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Executive Severance Agreement, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	Exhibit No.	Description of Exhibit
	10.1	Form of Executive Severance Agreement.+
_________ + Indicates management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

November 6, 2014	By:	/s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Form of Executive Severance Agreement.+
_________ + Indicates management contract or compensatory plan, contract or arrangement.